UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2016

Cynapsus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Canada	001-37426	98-1226819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada (Address of principal executive offices)	M6J 1C9 (Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 18, 2016, Cynapsus Therapeutics Inc. issued a press release announcing that it has obtained a final order from the Ontario Superior Court of Justice approving the previously announced plan of arrangement with Sunovion Pharmaceuticals Inc. (the “Arrangement”) and that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired with respect to the Arrangement. The full text of the press release is being furnished as Exhibit 99.1 to this Form 8-K, and shall not be deemed filed under the United States Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press release dated October 18, 2016.

SIGNATURES

Pursuant to the requirements of the United States Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNAPSUS THERAPEUTICS INC.

Date: October 18, 2016	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 18, 2016.